Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Click2learn, Inc., on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Kevin M. Oakes, Chief Executive Officer and I, John D. Atherly, Chief Financial Officer, of Click2learn, Inc., certify, pursuant to 18 U.S.C.§1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Click2learn, Inc.

Dated:  February 10, 2004

/s/ KEVIN M. OAKES
Kevin M. Oakes
Chief Executive Officer

/s/ JOHN D. ATHERLY
John D. Atherly
Chief Financial Officer